Aston Funds

Aston Balanced Fund	Aston/Optimum Large Cap Opportunity Fund
Aston/Barings International Fund	Aston/Optimum Mid Cap Fund
Aston/Cardinal Mid Cap Value Fund	Aston/River Road Dividend All Cap Value Fund
Aston Dynamic Allocation Fund	Aston/River Road Small Cap Value Fund
Aston/Fortis Real Estate Fund	Aston/River Road Small-Mid Cap Fund
Aston Growth Fund	Aston/TAMRO Diversified Equity Fund
Aston/M.D. Sass Enhanced Equity Fund	Aston/TAMRO Small Cap Fund
Aston/Montag & Caldwell Balanced Fund	Aston/TCH Fixed Income Fund
Aston/Montag & Caldwell Growth Fund	Aston Value Fund
Aston/Montag & Caldwell Mid Cap Growth Fund	Aston/Veredus Aggressive Growth Fund
Aston/Neptune International Fund	Aston/Veredus Select Growth Fund
Aston/New Century Absolute Return ETF Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated December 23, 2009 to the Class N Shares, Class I Shares and Class R Shares

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

Aston Asset Management LLC (“Aston”) provides investment management, administration services, and marketing and distribution-related services to each Fund. Aston is a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”). On December 14, 2009, Affiliated Managers Group, Inc. (“AMG”) entered into a definitive merger agreement with Highbury to acquire a majority equity interest in Aston through the merger of Highbury into a subsidiary of AMG (the “Transaction”).

Upon completion of the Transaction, Aston will be converted to a Delaware limited partnership and change its name to “Aston Asset Management, LP.” AMG will own a majority equity interest in Aston, and certain members of senior management and key employees of Aston will retain an equity interest in Aston. Upon the closing of the Transaction, Aston expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations, or the services provided to the Funds. Each Fund’s current subadviser(s) will continue to manage the Fund following the completion of the Transaction. The investment objective(s) of the Funds will remain the same. The advisory fees payable by the Funds will not increase as a result of the Transaction.

The Transaction is expected to close during the second quarter of 2010 and is subject to the satisfaction or waiver of certain conditions, including among others, obtaining certain approvals by shareholders of the Funds. As required by the 1940 Act, each Fund’s current Investment Advisory Agreement provides for its automatic termination in the event of its assignment. The completion of the Transaction would constitute an “assignment,” as that term is defined in the 1940 Act, of each Fund’s current Investment Advisory Agreement, which will result in the termination of such agreements. The termination of each Investment Advisory Agreement will result in the termination of each Sub-Investment Advisory Agreement. At an in-person meeting held on December 6, 2009, the Board of Trustees of Aston Funds (the “Board”) approved a new Investment Advisory Agreement and Sub-Investment Advisory Agreement(s) with respect to each Fund. The terms of the new Investment Advisory Agreements and Sub-Investment Advisory Agreements are substantially the same as the current agreements, except for their effective date and term. The new Investment Advisory Agreement and Sub-Advisory Agreement(s) with respect to each Fund will take effect upon the closing of the Transaction. If the Transaction does not close, the current agreements will remain in full force and effect.

In addition, at the meeting held on December 6, 2009, the Board approved the reorganization of Aston Growth Fund into Aston/Montag & Caldwell Growth Fund and Aston Balanced Fund into Aston/Montag & Caldwell Balanced Fund, respectively. If approved by shareholders of an acquired fund, the reorganizations would occur as soon as reasonably practicable after shareholder approval is obtained, most likely in March or April of 2010.

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

Sup Prox 1209

Aston Funds

(The “Trust”)

Aston/Lake Partners LASSO Alternatives Fund (the “Fund”)

Supplement dated December 23, 2009 to the Class I Shares Prospectus dated March 30, 2009

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

Aston Asset Management LLC (“Aston”) provides investment management, administration services, and marketing and distribution-related services to each Fund. Aston is a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”). On December 14, 2009, Affiliated Managers Group, Inc. (“AMG”) entered into a definitive merger agreement with Highbury to acquire a majority equity interest in Aston through the merger of Highbury into a subsidiary of AMG (the “Transaction”).

Upon completion of the Transaction, Aston will be converted to a Delaware limited partnership and change its name to “Aston Asset Management, LP.” AMG will own a majority equity interest in Aston, and certain members of senior management and key employees of Aston will retain an equity interest in Aston. Upon the closing of the Transaction, Aston expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations, or the services provided to the Fund. The Fund’s current subadviser will continue to manage the Fund following the completion of the Transaction. The investment objective of the Fund will remain the same. The advisory fees payable by the Fund will not increase as a result of the Transaction.

The Transaction is expected to close during the second quarter of 2010 and is subject to the satisfaction or waiver of certain conditions, including among others, obtaining certain approvals by shareholders of the Aston Funds. As required by the 1940 Act, the Fund’s current Investment Advisory Agreement provides for its automatic termination in the event of its assignment. The completion of the Transaction would constitute an “assignment,” as that term is defined in the 1940 Act, of the Fund’s current Investment Advisory Agreement, which will result in the termination of the agreement. The termination of the Investment Advisory Agreement will result in the termination of the Sub-Investment Advisory Agreement. At an in-person meeting held on December 6, 2009, the Board of Trustees of the Trust (the “Board”) approved a new Investment Advisory Agreement and Sub-Investment Advisory Agreement with respect to the Fund. The terms of the new Investment Advisory Agreement and Sub-Investment Advisory Agreement are substantially the same as the current agreements, except for their effective date and term. The new Investment Advisory Agreement and Sub-Advisory Agreement(s) with respect to the Fund will take effect upon the closing of the Transaction. If the Transaction does not close, the current agreements will remain in full force and effect.

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

Sup ProxL 1209